Exhibit 10.16

                                  AMENDMENT TO

                                OPTION AGREEMENT

                  THIS AMENDMENT TO OPTION AGREEMENT (this "Amendment") is made and entered into effective as of the 1st day of December, 1999, by and between RS INVESTMENTS/STONEBRIDGE, LLC, a Colorado limited liability company ("Seller"), and THE GENESEE COMPANY, a Colorado corporation ("Purchaser").

                                    Recitals

         A. Seller and Purchaser have heretofore entered into that certain Option Agreement dated as of December 1, 1999 (the "Contract"), relating to the purchase and sale of certain real property in the County of Jefferson, State of Colorado, more particularly described therein (the "Property") which is comprised of 83 residential lots.

         B. Initially capitalized terms used herein and defined in the Contract shall have the definitions contained in the Contract, unless otherwise defined herein.

         C. Seller and Purchaser now desire to amend the Contract to modify certain terms and provisions of the Contract as set forth below.

                                    Amendment

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, Seller and Purchaser hereby agree as follows:

         1. Termination. Seller and Purchaser agree that Seller shall have the right, in its sole and absolute discretion, to terminate the Contract at any time by delivery of written notice to Purchaser. Upon such termination, Seller shall promptly return to Purchaser the Option Payment, to the extent not previously applied at a Closing.

         2. Effect of Amendment. Except as amended by this Amendment, the terms and provision of the Contract shall remain in full force and effect.

         3. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed a duplicate original.

         4. Facsimile Signatures. Facsimile copies of any party's signature hereon shall be deemed an original for all purposes.
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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above.

                                            SELLER:

                                            RS INVESTMENTS/STONEBRIDGE, LLC, a
                                            Colorado limited liability company


                                            By:
                                                --------------------------------
                                                Robert R. Short, Manager


                                            PURCHASER:


                                            THE GENESEE COMPANY, a Colorado
                                            corporation


                                            By:
                                                --------------------------------
                                                Terry T. Kyger, Vice President

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